UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

January 22, 2008

Date of Report (Date of earliest event reported)

(Exact name of registrant as specified in its charter)

THE GENLYTE GROUP INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	0-16960	22-2584333
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10350 Ormsby Park Place, Suite 601, Louisville, KY		40223
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	502-420-9500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Item 3.01               Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

                On January 25, 2008, Golf Merger Sub, Inc. (“Merger Sub”), a Delaware corporation and wholly owned subsidiary of Philips Holding USA Inc., a Delaware corporation  (“Parent”), merged (the “Merger”) with and into The Genlyte Group Incorporated, a Delaware corporation (“Genlyte”), pursuant to the Agreement and Plan of Merger, dated as of November 25, 2007, by and among Genlyte, Parent and Merger Sub (the “Merger Agreement”), with Genlyte (the “Surviving Corporation”) surviving the Merger as a wholly owned subsidiary of Parent. As a result of the Merger, all outstanding shares of common stock of Genlyte, par value $0.01 per share (the “Common Shares”), including, if any, the associated preferred stock purchase rights issued pursuant to the Rights Agreement, dated as of September 13, 1999 (the “Rights Agreement”), between Genlyte and The Bank of New York (such rights, together with the Common Shares, the “Shares”), were converted into the right to receive $95.50 in cash per Share, without interest, other than (i) the Shares owned by Parent, Merger Sub, any other direct or indirect wholly owned subsidiary of Parent or any affiliate of Parent or Merger Sub and the Shares owned by Genlyte or any direct or indirect wholly owned subsidiary of Genlyte, in each case not held on behalf of third parties, and (ii) Shares that are owned by stockholders who have perfected and not withdrawn a demand for appraisal rights under Delaware law.

                Following the Merger, on January 25, 2008, at Genlyte’s request, NASDAQ filed with the Securities and Exchange Commission (the “SEC”) a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) on Form 25 in order to effect the delisting of the Shares from NASDAQ and the deregistration of the Shares under the Exchange Act.

Item 3.03               Material Modification of Rights of Security Holders.

Pursuant to the Merger Agreement, Merger Sub commenced a tender offer (the “Offer”) to purchase the Shares at $95.50 per Share in cash, net to the seller, without interest, upon the terms and subject to the conditions set forth in the offer to purchase, dated November 30, 2007, and the related letter of transmittal, each as amended and supplemented.

As previously announced, on November 26, 2007, Genlyte and The Bank of New York, entered into an Amendment (the “Amendment”) to the Rights Agreement to terminate the Rights Agreement immediately prior to the completion of the Offer.  As previously announced, on January 17, 2008, Koninklijke Philips Electronics N.V. (“Royal Philips”) issued a press release announcing the results of the Offer, which expired at 12:00 midnight, New York City time, on Wednesday, January 16, 2008, and the satisfaction of all of the conditions to the closing of the Offer.  On January 22, 2008, Merger Sub paid for all Shares validly tendered and not validly withdrawn pursuant to the Offer, and as a result, pursuant to the Amendment, the Rights Agreement was terminated on that same day.

Item 5.01               Changes in Control of Registrant.

                Pursuant to the Merger Agreement and the Offer, on January 22, 2008, Merger Sub paid for all Shares validly tendered and not validly withdrawn pursuant to the Offer, which represented more than 90% of Genlyte’s outstanding Shares, and on January 25, 2008, the Merger occurred, after which Genlyte became a wholly owned subsidiary of Parent. The funds for the purchase of the Shares pursuant to the Offer and the Merger came from an inter-company loan granted to Merger Sub by Parent.

                The Merger Agreement provides that, effective upon payment by Merger Sub of any Shares pursuant to the Offer, Merger Sub is entitled to designate directors to Genlyte’s Board of Directors (the “Board”) in such number as is proportionate to Merger Sub’s Share ownership. In accordance with the Merger Agreement and at Merger Sub’s request, on January 22, 2008, the Board appointed seven representatives designated by Parent, Karel Robert den Daas, Pamela L. Dunlap, Pieter de Haan, Joseph E. Innamorati, Laurentius Martinus Gerardus van den Nieuwenhof, Cornelis Leonardus van Schooten and Paul J. Zeven, as directors of the Board effective as of January 22, 2008. All five members of the Board prior to completion of the Offer, Larry K. Powers, Zia Eftekhar, William A. Trotman, John T. Baldwin and Robert D. Nixon, remained on the Board at that time. On January 25, 2008, Parent effected the Merger by way of a short-form merger under Delaware law and became the sole stockholder of Genlyte. Prior to completion of the Merger and in anticipation thereof, at Merger Sub’s request, each director other than Pamela L. Dunlap and Joseph E. Innamorati tendered resignations from the Board to be effective as of the effective time of the Merger on January 25, 2008. Information about the seven directors designated for appointment by Merger Sub has been previously disclosed in the Information Statement contained in the Schedule 14D-9, which was filed by Genlyte with the Securities and Exchange Commission on November 30, 2007 and is incorporated herein by reference.

                The foregoing description of the Merger Agreement, as amended, is qualified in its entirety by reference to the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Form 8-K filed by Genlyte on November 26, 2007.

Item 5.02               Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

                In accordance with the Merger Agreement and at Merger Sub’s request, on January 22, 2008, the Board appointed seven representatives designated by Parent, Karel Robert den Daas, Pamela L. Dunlap, Pieter de Haan, Joseph E. Innamorati, Laurentius Martinus Gerardus van den Nieuwenhof, Cornelis Leonardus van Schooten and Paul J. Zeven, as directors of the Board effective as of January 22, 2008. All five members of the Board prior to completion of the Offer, Larry K. Powers, Zia Eftekhar, William A. Trotman, John T. Baldwin and Robert D. Nixon, remained on the Board at that time. On January 25, 2008, Parent effected the Merger by way of a short-form merger under Delaware law and became the sole stockholder of Genlyte. Prior to completion of the Merger and in anticipation thereof, at Merger Sub’s request, each director other than Pamela L. Dunlap and Joseph E. Innamorati tendered resignations from the Board to be effective as of the effective time of the Merger on January 25, 2008. Information about the seven directors designated for appointment by Merger Sub has been previously disclosed in the Information Statement contained in the Schedule 14D-9, which was filed by Genlyte with the Securities and Exchange Commission on November 30, 2007 and is incorporated herein by reference.

Item 5.03               Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

                Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), Genlyte’s certificate of incorporation was amended and restated in its entirety as provided in the Merger Agreement (the “Third Amended and Restated Certificate of Incorporation”).  The Surviving Corporation amended the Third Amended and Restated Certificate of Incorporation immediately after the Effective Time (the “Fourth Amended and Restated Certificate of Incorporation”) and such Fourth Amended and Restated Certificate of Incorporation became the certificate of incorporation of the Surviving Corporation.

                Pursuant to the Merger Agreement, immediately after the Effective Time, the Surviving Corporation adopted the by-laws of Merger Sub as in effect immediately prior to the Effective Time as the by-laws of the Surviving Corporation (the “Second Amended and Restated By-laws”). The Surviving Corporation amended the Second Amended and Restated By-laws immediately after its adoption thereof (the “Third Amended and Restated By-laws”) and such Third Amended and Restated By-laws became the by-laws of the Surviving Corporation.

                A copy of the Fourth Amended and Restated Certificate of Incorporation and the Third Amended and Restated By-laws of The Genlyte Group Incorporated are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 8.01               Other Events.

On January 28, 2008, Royal Philips and Genlyte issued a joint press release announcing the completion of the Merger. A copy of the joint press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

                (d)           Exhibits.

                3.1   Fourth Amended and Restated Certificate of Incorporation of The Genlyte Group Incorporated

                3.2   Third Amended and Restated By-laws of The Genlyte Group Incorporated

                99.1   Joint Press Release issued by Royal Philips and the Company, dated January 28, 2008

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GENLYTE GROUP INCORPORATED
(Registrant)

Dated: January 28, 2008	By:	/s/ Daniel R. Fuller
Name: Daniel R. Fuller
Title: Vice President and General Counsel